                                                                    EXHIBIT 99.5

                              FORM OF ELECTION AND
                             LETTER OF TRANSMITTAL
                                 FOR SHARES OF
                        DYNAMICS CORPORATION OF AMERICA
                                  COMMON STOCK

    This Form of Election and Letter of Transmittal (this "Form of Election") is to be used by record holders of common stock ("DCA Shares") of Dynamics Corporation of America ("DCA") to elect (an "Election") to receive Stock Consideration or (subject to certain limitations described below) Cash Consideration upon conversion of such holder's DCA Shares in the Merger contemplated by the Amended and Restated Agreement and Plan of Merger, dated as of May 9, 1997, and amended and restated on July 17, 1997 (the "Merger Agreement"), by and among CTS Corporation ("CTS"), CTS First Acquisition Corp. ("Sub") and DCA.

    Pursuant to the Merger Agreement, DCA will merge with and into Sub (the "Merger"). Capitalized terms used but not defined herein have the meanings given to them in the Joint Proxy Statement/Prospectus dated September 2, 1997 of CTS and DCA relating to the Merger (the "Joint Proxy Statement/Prospectus").

    The Merger Agreement provides that each DCA Share issued and outstanding immediately prior to the Effective Time will be converted in the Merger into the right to receive, at the holder's option, either $58.00 in cash (the "Cash Consideration") or 0.88 CTS Shares (the "Stock Consideration" and, together with the Cash Consideration, the "Merger Consideration"). The Cash Consideration will be prorated to the extent that the total number of DCA Shares for which cash elections are made exceeds 49.9% of the outstanding DCA Shares less the DCA Shares beneficially owned by CTS or Sub immediately prior to the Merger. As of August 29, 1997, holders of approximately 18.2% of the outstanding DCA Shares would be eligible to receive cash in the Merger.

    The Cash Consideration may be different from the trading price for DCA Shares on the NYSE from time to time prior to the Effective Time of the Merger. On August 29, 1997, the last trading day prior to the date of the Joint Proxy Statement/Prospectus, the closing sales prices for DCA Shares as reported on the NYSE was $71.00 per share. The amount of Cash Consideration is fixed at $58.00 per DCA Share, regardless of changes in the market prices for DCA Shares. DCA shareholders are urged to obtain current market quotations for DCA Shares.

           THE EXCHANGE AGENT IS STATE STREET BANK AND TRUST COMPANY.

                                                                              BY
                               REGULAR U.S. MAIL:
                      State Street Bank and Trust Company
                            Corporate Reorganization
                                   Department
                                 P.O. Box 9061
                        Boston, Massachusetts 02205-9061
                                    BY HAND:
                            Securities Transfer and
                            Reporting Services, Inc.
                               One Exchange Plaza
                             55 Broadway, 3rd Floor
                            New York, New York 10006
                             BY OVERNIGHT COURIER:
                      State Street Bank and Trust Company
                            Corporate Reorganization
                                   Department
                              70 Campanelli Drive
                         Braintree, Massachusetts 02184

IN ORDER TO RECEIVE THE CASH CONSIDERATION, THIS FORM OF ELECTION, TOGETHER WITH CERTIFICATES FOR DCA SHARES AND ANY OTHER DOCUMENTS REQUIRED HEREBY, MUST BE RECEIVED BY THE EXCHANGE AGENT AT ITS ADDRESS SET FORTH ABOVE PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE BUSINESS DAY IMMEDIATELY PRECEDING THE DAY OF THE DCA SHAREHOLDERS MEETING (THE "ELECTION DEADLINE"). SUBJECT TO CHANGES IN THE DATE OF THE DCA SHAREHOLDERS MEETING, THE ELECTION DEADLINE IS OCTOBER 15, 1997.

    DCA SHAREHOLDERS (A "SHAREHOLDER") WHO DO NOT TIMELY SUBMIT A PROPERLY COMPLETED FORM OF ELECTION ON OR BEFORE THE ELECTION DEADLINE WILL BE DEEMED TO HAVE ELECTED TO RECEIVE THE STOCK CONSIDERATION. ANY SHAREHOLDER MAY AT ANY TIME PRIOR TO THE ELECTION DEADLINE CHANGE A PREVIOUSLY MADE ELECTION BY WRITTEN NOTICE TO THE EXCHANGE AGENT ACCOMPANIED BY A PROPERLY COMPLETED, LATER-DATED FORM OF ELECTION.

    IN ORDER TO RECEIVE THE STOCK CONSIDERATION, SHAREHOLDERS MUST SUBMIT A PROPERLY COMPLETED FORM OF ELECTION TOGETHER WITH CERTIFICATES FOR DCA SHARES AND ANY OTHER DOCUMENTS REQUIRED HEREBY. HOLDERS OF DCA SHARES ELECTING TO RECEIVE STOCK CONSIDERATION WILL RECEIVE CERTIFICATES (AND CASH IN RESPECT OF FRACTIONAL SHARES) REPRESENTING THE STOCK CONSIDERATION AS SOON AS REASONABLY PRACTICABLE FOLLOWING THE LATER OF (I) THE EFFECTIVE TIME OR (II) THE EXCHANGE AGENT'S RECEIPT OF A PROPERLY COMPLETED FORM OF ELECTION, TOGETHER WITH CERTIFICATES FOR DCA SHARES AND ANY OTHER DOCUMENTS REQUIRED HEREBY.

    DO NOT SEND THIS FORM OF ELECTION TO CTS OR DCA, BUT RATHER TO THE EXCHANGE AGENT AS DESCRIBED ABOVE.

    DELIVERY OF THIS FORM OF ELECTION AND CERTIFICATES REPRESENTING DCA SHARES OTHER THAN TO THE EXCHANGE AGENT AT THE ADDRESS SHOWN ABOVE DOES NOT CONSTITUTE A VALID DELIVERY. YOU MUST SIGN THIS FORM OF ELECTION WHERE INDICATED BELOW AND COMPLETE THE SUBSTITUTE FORM W-9 PROVIDED.

Ladies and Gentlemen:

    In accordance with the Merger Agreement, the undersigned, as the registered holder(s) of the certificates for DCA Shares listed below or the assignee(s) of such registered holder(s), hereby makes the Election(s) indicated below with respect to the number of DCA Shares specified below. Such Election(s) is subject to the terms and conditions set forth in (i) the Joint Proxy Statement/Prospectus, (ii) the Merger Agreement, a copy of which is attached to the Joint Proxy Statement/Prospectus as Annex A, and (iii) the Instructions hereto set forth below.

    THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE JOINT PROXY STATEMENT/PROSPECTUS ACCOMPANYING THIS FORM OF ELECTION.

    Delivery of the Merger Consideration corresponding to the Election(s) made hereunder will be made as soon as reasonably practicable after the Effective Time, provided that surrender of certificates for DCA Shares is made in acceptable form. The undersigned acknowledges that surrender is not made in acceptable form until the Exchange Agent has received this Form of Election, or a copy hereof, duly completed and signed, together, in the circumstances in which evidences of authority are required hereby, with all accompanying evidences of authority in satisfactory form to the Exchange Agent. Upon request, the undersigned will execute and deliver any additional document that CTS or the Exchange Agent reasonably deems necessary or appropriate in connection with the surrender of certificates for DCA Shares or in connection with the exchange contemplated hereby. The undersigned also understands that delivery of certificates for surrendered DCA Shares shall be made only to the Exchange Agent, and risk of loss and title to certificates for DCA Shares shall pass only upon proper delivery of such certificates to the Exchange Agent.

    The undersigned represents that the undersigned has full authority to surrender the certificates for DCA Shares surrendered hereby without restriction, and that, upon payment by CTS of the Merger Consideration for the shares represented by such certificates in accordance with the Election(s) indicated below, CTS will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim. Subject to consummation of the Merger, the undersigned hereby appoints designees of CTS as the undersigned's attorney-in-fact, with full power of substitution, for the purpose of causing the DCA Shares represented by the accompanying certificates to be converted into the Merger Consideration corresponding to the Election(s) made above and the instructions contained in this Form of Election. All authority conferred by this Form of Election and the surrender of the enclosed certificates for DCA Shares are irrevocable, will bind the successors, assigns, heirs, executors, administrators and legal representatives of the undersigned and will survive, and not be affected by, the death or incapacity of the undersigned. If certificates for DCA Shares are not delivered herewith, there is furnished a properly completed and executed Notice of Guaranteed Delivery.

    The purpose of the election procedure is to permit Shareholders to express their preferences for the type of Merger Consideration they wish to receive in the Merger. THE UNDERSIGNED ACKNOWLEDGES THAT, AS A RESULT OF THE PRORATION AND OTHER LIMITATIONS SET FORTH IN THE MERGER AGREEMENT, THE UNDERSIGNED MAY RECEIVE MERGER CONSIDERATION OTHER THAN THAT ELECTED BELOW.

    In lieu of any fractional share of CTS, CTS will pay to each former shareholder of DCA who otherwise would be entitled to receive a fractional share of CTS an amount equal to a pro rata portion of the net proceeds of the sale by the Exchange Agent of CTS Shares representing the aggregate of all such fractional shares and the aggregate dividends or other distributions that are payable with respect to such CTS Shares, if any.

    Unless otherwise directed by written instructions attached hereto, please issue one stock certificate for the shares of CTS and/or one check for the cash portion of the Merger Consideration to which the undersigned is entitled, as the case may be. Unless otherwise specified under "Special Payment Instructions" or "Special Mailing Instructions" below, the undersigned requests that the undersigned's certificate and/or check, as the case may be, be issued in the name and mailed to the address of the undersigned as set forth below.

    Please complete the following boxes to indicate the DCA Shares to which this Form of Election relates and the Election(s) made with respect to such DCA Shares.

PLEASE READ THE INSTRUCTIONS SET FORTH AT THE END OF THIS FORM OF ELECTION CAREFULLY BEFORE COMPLETING THIS FORM OF ELECTION.

                               DESCRIPTION OF DCA SHARES SURRENDERED

                                                         CERTIFICATE(S) BEING SURRENDERED
                                                     (ATTACH SEPARATE SCHEDULE IF NECESSARY)
                                                CERTIFICATE     NUMBER OF SHARES
       NAME(S)OF REGISTERED HOLDER(S)           NUMBERS (OR      REPRESENTED BY
     AS SHOWN ON THE CERTIFICATE(S) AND          REGISTERED     CERTIFICATES (OR
                 ADDRESS(ES)                      ACCOUNT          REGISTERED      NUMBER OF SHARES
         OF SUCH REGISTERED HOLDERS               NUMBER)           ACCOUNT)         SURRENDERED*
                                               TOTAL SHARES:
   * Unless otherwise indicated, the registered holder(s) will be deemed to have surrendered all of the shares represented by such certificates (or registered accounts).

                                    ELECTION

Check one or more of the boxes below to make the indicated Election and specify the number of shares to which such Election applies:

         Cash Consideration  / /        Number of Shares________________

        Stock Consideration  / /        Number of Shares________________

IF NO BOX IS CHECKED, THE DCA SHARES OF THE REGISTERED HOLDER(S) TO WHICH THIS FORM OF ELECTION RELATES WILL BE DEEMED TO BE SHARES IN RESPECT OF WHICH AN ELECTION HAS BEEN MADE TO RECEIVE THE STOCK CONSIDERATION.

                   NOTE: ALL SHAREHOLDERS MUST SIGN HERE AND

                    ON THE ACCOMPANYING SUBSTITUTE FORM W-9

                                                  Dated: ________________, 1997

 ______________________________________________________________________________

         (Signature(s) of Registered holder(s) or Authorized Signatory)

 ______________________________________________________________________________

         (Signature(s) of Registered holder(s) or Authorized Signatory)

 Telephone Number _____________________________________________________________
                              (Include Area Code)

 Must be signed above by registered holder(s) exactly as name(s) appear(s) on the certificate(s) to which this Form of Election relates as indicated above or by person(s) authorized to become registered holder(s). See Instruction 3. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please provide the following information and see instruction 3(e).

 Name(s) ______________________________________________________________________

                                  PLEASE PRINT

 Capacity (full title) ________________________________________________________

         SPECIAL PAYMENT INSTRUCTIONS                                 SPECIAL MAILING INSTRUCTIONS
        (SEE INSTRUCTIONS 3, 4 AND 7)                                     (SEE INSTRUCTION 4)

  TO BE COMPLETED ONLY IF THE CERTIFICATE(S)                   To be completed ONLY if the certificate(s)
  REPRESENTING CTS SHARES AND ANY CHECK(S) FOR                 representing CTS Shares and any check(s) for
  CASH CONSIDERATION OR CASH ISSUED IN LIEU OF                 the Cash Consideration or cash issued in lieu
  FRACTIONAL SHARES OF CTS SHARES ARE TO BE                    of fractional shares of CTS Shares are to be
  ISSUED IN THE NAME(S) OF SOMEONE OTHER THAN                  mailed to an address other than indicated
  the name(s) which appear on the                              above.
  certificate(s).    YOUR SIGNATURE(S) MUST BE
  GUARANTEED ON THE FORM BELOW.

  ISSUE TO:                                                    MAIL TO:

                 PLEASE PRINT                                                 PLEASE PRINT

   (attach separate schedule if necessary)
  Name:                                                        Name:
  Address:                                                     Address:
             (Include Zip Code)                                           (Include Zip Code)
  Tax Identification or Social Security                        Attention:
  Number(s) of Person(s) Named in this Box:
                                                               / /      PLEASE CHECK BOX IF THIS IS A
                                                                        PERMANENT ADDRESS CHANGE.
   (Also complete the Substitute Form W-9)

                           GUARANTEE OF SIGNATURE(S)

                     (IF REQUIRED -- SEE INSTRUCTION 3(G))

Authorized Signature(s) ________________________________________________________

Title __________________________________________________________________________

Name of Firm ___________________________________________________________________

Dated ____________________________________________________________________, 1997

      PLEASE RETURN THIS FORM OF ELECTION AND YOUR CERTIFICATE(S)
      REPRESENTING DCA SHARES COVERED HEREBY TO THE EXCHANGE AGENT IN THE ENCLOSED ENVELOPE.

                          *IMPORTANT TAX INFORMATION*

    Please be advised that, regardless of whether you have previously furnished a taxpayer identification number (Social Security number for individual, or employer identification number for corporation(s)) (a "TIN") or the certification on Form W-9 with respect to dividend payments, you must again furnish this number, certified to be correct under penalties of perjury, to assure that backup withholding of 31% will not be implemented. Certification should be made to the Exchange Agent on the Substitute Form W-9 below. If the certificates representing DCA Shares covered by this Form of Election are registered in more than one name or are not registered in the name of the actual holder, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance on which number to report.

                                                  PAYER'S NAME:

SUBSTITUTE                PART 1--PLEASE PROVIDE YOUR TIN IN THE BOX AT THE RIGHT AND     Social Security Number
FORM W-9                  CERTIFY BY SIGNING AND DATING BELOW, OR IF A TIN HAS NOT BEEN   or Employer
Please fill in your Name  ISSUED TO YOU, PLEASE CHECK THE BOX IN PART 3 BELOW.            Identification Number
and Address:
------------------------
------------------------
------------------------

DEPARTMENT OF TREASURY                PART 2--For payees exempt from backup withholding, see the enclosed
PAYER'S REQUEST FOR TAXPAYER          Guidelines for Certification of Taxpayer Identification Number on
IDENTIFICATION NUMBER (TIN)           Substitute Form W-9.
CERTIFICATION--Under penalties of perjury, I certify that:
(1)  The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me) and
(2)  I am not subject to backup withholding under the provisions of Section 3406 of the Internal Revenue Code of
     1986, as amended, either because (i) I am exempt from backup withholding, (ii) I have not been notified by the Internal Revenue Service ("IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends or (iii) the IRS has notified me that I am no longer subject to backup withholding.

CERTIFICATION INSTRUCTIONS--You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because of under reporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2).

                                                                             PART 3
SIGNATURE  DATE , 1997                                                                 Awaiting TIN / /

               YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU
                CHECKED THE BOX IN PART 3 OF SUBSTITUTE FORM W-9

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

    I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that, notwithstanding that I have checked the box in Part 3 (and have completed this Certificate of Awaiting Taxpayer Identification Number), all reportable payments made to me prior to the time I provide the Exchange Agent with a properly certified taxpayer identification number may be subject to a 31% backup withholding tax.

SIGNATURE_______________________________            DATE________________________

NOTE: FAILURE TO COMPLETE AND RETURN THIS SUBSTITUTE FORM W-9 MAY RESULT IN
      BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU.

                                  INSTRUCTIONS

1. GENERAL. This Form of Election is to be used by registered holders of DCA Shares to make an election to receive Cash Consideration or Stock Consideration, or to indicate that they have no preference as to the form of Merger Consideration to be received with respect to their DCA Shares in the Merger and to submit their DCA Shares in exchange for Merger Consideration. When making elections, Shareholders should read carefully these Instructions and the information set forth in the Joint Proxy Statement/ Prospectus. In order to receive the Cash Consideration, a properly completed and duly executed copy of this Form of Election, together with certificates for DCA Shares, and any other documents required by this Form of Election must be received by the Exchange Agent at its address set forth herein prior to 5:00 p.m., New York City time, on October 15, 1997, or if the date of the DCA Shareholders Meeting is other than October 16, 1997, the business day immediately preceding the day of the DCA Shareholders Meeting (the "Election Deadline"). The DCA Shares held by a registered holder of DCA Shares who does not submit a Form of Election with respect to those shares that is received by the Exchange Agent prior to the Election Deadline, or who indicates no preference as to the form of Merger Consideration to be received, will be deemed by CTS, pursuant to the Merger Agreement, to have elected to receive the Stock Consideration. The method of delivery of this Form of Election, certificates for DCA Shares and all other required documents to the Exchange Agent is at the option and risk of the electing holder and, except as otherwise provided below, the delivery will be deemed made only when actually received by the Exchange Agent. Instead of delivery by mail, it is recommended that the holder use an overnight or hand delivery service. In all cases, sufficient time should be allowed to assure delivery to the Exchange Agent before the Election Deadline. All Elections will be void and of no effect if the Merger is not consummated and, in that event, certificates submitted in connection therewith will be returned to the persons submitting them.

    The Cash Consideration may be different from the trading price for DCA Shares on the NYSE prior to the Effective Time of the Merger. On August 29, 1997, the last trading day prior to the date of the Joint Proxy Statement/Prospectus, the closing sales price for DCA Shares as reported on the NYSE was $71.00 per share. The amount of Cash Consideration is fixed at $58.00 per DCA Share, regardless of changes in the market prices for DCA Shares. DCA shareholders are urged to obtain current market quotations for DCA Shares.

2. ELECTION AND SURRENDER BY HOLDER. Only a registered holder of DCA Shares may make an Election and surrender certificates for the Merger Consideration corresponding to such Election. Any beneficial owner of DCA Shares who is not the registered holder and who wishes to make an Election and surrender certificates should arrange with the registered holder to execute and deliver this Form of Election reflecting such Election or must, prior to completing and executing this Form of Election and delivering the certificates, either make appropriate arrangements to register ownership of the certificates in such beneficial owner's name or obtain a properly completed stock power from the registered holder.

3. SIGNATURES ON THIS FORM OF ELECTION; STOCK POWERS AND ENDORSEMENTS; GUARANTEE OF SIGNATURES.

    (a) If this Form of Election is signed by the registered holder of the certificates for DCA Shares described above, the signature must correspond exactly with the name as written on the face of the certificates (or account statement) without alteration, enlargement or any change whatsoever.

    (b) If any certificates for DCA Shares (or registered accounts) are owned of record by two or more joint owners, all such owners must sign this Form of Election. If any certificates for DCA Shares are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Form of Election as there are different registrations of certificates.

    (c) When this Form of Election is signed by the registered holder or holders of certificates listed herein and surrendered hereby, and the Merger Consideration therefor is to be delivered to the registered holder, no endorsements on certificates or separate stock powers are required. In any other case, such holder or holders must either properly endorse the certificates surrendered or transmit properly completed separate stock powers with this Form of Election, with the signatures on the endorsement or stock powers guaranteed by an Eligible Institution (as defined below).

    (d) If this Form of Election is signed by a person other than the registered holder or holders of any DCA Shares represented by certificates listed herein, such certificates must be endorsed or accompanied by appropriate stock powers, in each case signed as the name or names of the registered holder or holders appears on the certificates, and the signatures on such certificates or stock powers must be guaranteed by an Eligible Institution.

    (e) If this Form of Election or any certificate for DCA Shares or stock powers is signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by CTS, evidence satisfactory to CTS of their authority so to act must be submitted with this Form of Election.

    (f) Endorsements on certificates for DCA Shares or signatures on stock powers required by this Instruction 3 must be guaranteed by an Eligible Institution.

    (g) Except as otherwise provided in this Instruction 3(g), all signatures on this Form of Election must be guaranteed by a bank, brokerage firm, savings and loan association or credit union, in any case with membership in an approved and recognized Medallion Signature Guarantee Program (an "Eligible Institution"). Signatures on this Form of Election need not be guaranteed if this Form of Election is signed by the registered holder(s) of the DCA Shares surrendered herewith and such holder(s) have not completed the box set forth herein entitled "Special Payment Instructions" or the box entitled "Special Mailing Instructions."

4. SPECIAL PAYMENT AND MAILING INSTRUCTIONS. Electing holders of DCA Shares should indicate, in the applicable box or boxes, the name and address to which certificates for CTS Shares or checks for cash are to be issued or sent, if different from the name and address of the person signing this Form of Election. In the case of issuance in a different name, the taxpayer identification or social security number of the person named must also be set forth.

5. GUARANTEED DELIVERY PROCEDURES. If any certificates representing DCA Shares with respect to which this Form of Election relates are not delivered herewith, there must be furnished a guarantee of delivery of such shares on the Notice of Guaranteed Delivery form provided with this Form of Election from a trust company organized in the United States, a member of a registered national securities exchange or a member of the National Association of Securities Dealers, Inc. A Form of Election accompanied by such a Notice of Guaranteed Delivery shall be subject to the condition that the certificates covered by such guarantee are in fact delivered to the Exchange Agent no later than 5:00 p.m., New York City time, on the third business day after the Form of Election is received by the Exchange Agent. DCA Shares represented by any such certificates that are not so delivered will be deemed by CTS to be shares for which no election has been made and shall be converted into the Stock Consideration.

6. REVOCATION OF ELECTION. Any Election may be revoked until the Election Deadline. To revoke an Election, a written notice of revocation must be received by the Exchange Agent as its address set forth on the cover of this Form of Election prior to the Election Deadline. Any such notice or revocation must (i) specify the name of the registered holder having made the Election to be revoked, (ii) identify the certificate(s) for DCA Shares with respect to which the Election is to be revoked and (iii) be signed by the record holder in the same manner as the original signature on the Form of Election by which such Election was made. A new Election may be made by submitting a new Form of Election.

7. TRANSFER TAXES. If certificates for CTS Shares are to be delivered to or are to be registered or issued in the name of, any person other than the registered holder of the DCA Shares surrendered hereby, or if certificates for surrendered DCA Shares are registered in the name of any person other than the person(s) signing this Form of Election, or if a transfer tax is imposed for any reason other than solely as a result of the surrender of certificates for DCA Shares for the Merger Consideration, then the amount of any such transfer taxes (whether imposed on the registered holder or on any other persons) will be payable by the surrendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with this Form of Election, the amount of such transfer taxes will be billed directly to such surrendering holder.

    Except as provided in this Instruction 7, it will not be necessary for transfer tax stamps to be affixed to the DCA Shares listed in this Form of Election.

8. MUTILATED, LOST, STOLEN OR DESTROYED CERTIFICATES. Any holder whose certificates for DCA Shares have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions as soon as possible. In the event of a mutilated, lost, stolen or destroyed certificate, certain procedures will be required to be completed before this Form of Election can be processed. Because these procedures may take a substantial amount of time to complete, notice of any mutilated, lost, stolen or destroyed certificate should be provided to the Exchange Agent as soon as possible.

9. TAX IDENTIFICATION NUMBER. Federal income tax law generally requires that a holder whose certificates for DCA Shares are surrendered for the Merger Consideration must provide CTS (as payor) with such holder's correct Taxpayer Identification Number ("TIN") on Substitute Form W-9 above, which, in the case of a surrendering holder who is an individual, is his or her social security number. If the DCA Shares relating to this Form of Election are held in more than one name or are not held in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer's Identification Number on Substitute Form W-9 (the "W-9 Guidelines") for additional instructions. If CTS (through the Exchange Agent) is not provided with the current TIN, or if any other information is not correctly provided, such surrendering holder may be subject to up to a $50 penalty imposed by the Internal Revenue Service (plus additional penalties if a holder willfully makes a false certification). In addition, delivery to such surrendering holder of the Merger Consideration may be subject to backup withholding in an amount equal to 31% of all reportable payments. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If backup withholding results in an overpayment of taxes, a refund may be obtained provided that the required information is furnished to the Internal Revenue Service.

    Exempt holders of DCA Shares (including, among others, corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. (In order to satisfy CTS that a foreign individual qualifies as an exempt recipient, that holder must submit a statement, signed under penalties of perjury, attesting to that individuals's exempt status. Such statements can be obtained from the Exchange Agent.) See the enclosed W-9 Guidelines for additional instructions.

    To prevent backup withholding, each electing holder of DCA Shares must provide its correct TIN by completing the Substitute Form W-9 set forth above, certifying that the TIN provided is correct and that (i) the holder is exempt from backup withholding, (ii) the holder has not been notified by the Internal Revenue Service that such holder is subject to backup withholding as a result of a failure to report all interest or dividends or (iii) the Internal Revenue Service has notified the holder that such holder is no longer subject to backup withholding. The box in Part 3 of the Substitute Form W-9 above may be checked if the electing holder of DCA Shares has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 3 is checked, the electing holder must also complete the Certificate of Awaiting Taxpayer Identification Number contained in the Substitute Form W-9 in order to avoid backup withholding. Notwithstanding that the box in Part 3 is checked (and the Certificate of Awaiting Taxpayer Identification Number is completed), CTS may withhold 31% of any Merger Consideration provided in exchange for the DCA Shares prior to the time it is provided with a properly certified TIN. Backup withholding will continue until such holder furnishes its TIN to CTS (through the Exchange Agent).

10. ELECTION PROCEDURE. Subject to the proration procedures described below (see Instruction 12), each record holder of DCA Shares (other than Dissenting Shares) outstanding immediately prior to the effective time of the Merger (the "Effective Time") is entitled to submit an election specifying the Merger Consideration preferred in respect of each such share--either Cash Consideration or Stock Consideration. Alternatively, a record holder may indicate that the record holder has no preference as between Cash Consideration and Stock Consideration for such shares. If a holder does not indicate a preference, his or her DCA Shares will be converted into the Stock Consideration. All elections are to be made on this Form of Election.

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    To receive the Cash Consideration, Election Forms must be received by the
Exchange Agent at its office set forth herein no later than 5:00 p.m., New York City time, on October 15, 1997, or, if the date of the DCA Shareholders Meeting is other than October 16, 1997, on the business day immediately preceding the day of the DCA Shareholders Meeting. To make a proper election, a holder of DCA Shares must have delivered to the Exchange Agent at the address specified above prior to the Election Deadline the following:

        (a) a Form of Election properly completed in accordance with these Instructions and signed by the record holder of the DCA Shares as to which such election is being made; and

        (b) either (i) the certificates for such shares or (ii) an appropriate guarantee of delivery of certificates for such shares.

    SHAREHOLDERS WHO PERFECT AN ELECTION MAY NOT RECEIVE THE ELECTED CASH CONSIDERATION IN FULL DUE TO PRORATION LIMITATIONS IN THE MERGER AGREEMENT (SEE INSTRUCTION 12). SHAREHOLDERS ARE ALSO URGED TO CONSIDER THE DIFFERING FEDERAL INCOME TAX CONSEQUENCES IN MAKING THE ELECTION, AS DISCUSSED IN THE JOINT PROXY STATEMENT/PROSPECTUS.

11. MERGER CONSIDERATION. Except for Dissenting Shares and shares owned directly or indirectly by DCA or CTS (which will be canceled at the Effective
Time), each DCA Share outstanding immediately prior to the Effective Time will be converted at the Effective Time into the right to receive from CTS the Merger Consideration. The Merger Consideration will consist of (i) $58.00 per DCA Share, subject to proration (the "Cash Consideration"), or (ii) 0.88 CTS Shares per DCA Share (the "Stock Consideration").

    The Cash Consideration may be different from the trading price for DCA Shares on the NYSE from time to time prior to the Effective Time of the Merger. On August 29, 1997, the last trading day prior to the date of the Joint Proxy Statement/Prospectus, the closing sales price for DCA Shares as reported on the NYSE was $71.00 per share. The amount of Cash Consideration is fixed at $58.00 per DCA Share, regardless of changes in the market prices for DCA Shares. DCA shareholders are urged to obtain current market quotations for DCA Shares.

12. PRORATION. The Cash Consideration will be prorated to the extent that the total number of DCA Shares for which cash elections are made exceeds 49.9% of the outstanding DCA Shares immediately prior to the Merger less the number of DCA Shares beneficially owned by CTS or Sub immediately prior to the Merger. As of August 29, 1997, holders of approximately 18.2% of the outstanding DCA Shares would be eligible to receive cash in the Merger. The maximum number of DCA Shares entitled to the Cash Consideration is hereinafter referred to as the "Maximum Cash Shares." In the event that the aggregate number of DCA Shares for which an election for Cash Consideration was made exceeds the Maximum Cash Shares, all holders of DCA Shares electing to receive the Cash Consideration will be converted into the right to receive Merger Consideration in the following manner:

        (i) The number of DCA Shares for which an election for Cash Consideration was made on each Form of Election to be converted into the Cash Consideration shall be determined by multiplying the number of DCA Shares for which an election for Cash Consideration was made on such Form of Election by a fraction, the numerator of which is the Maximum Cash Shares and the denominator of which is the total number of DCA Shares for which an election for Cash Consideration was made, rounded down to the nearest whole number.

        (ii) All DCA Shares for which an election for Cash Consideration was made and which were not converted into the Cash Consideration in accordance with (i) shall be converted into the Stock Consideration.

13. REQUESTS FOR ADDITIONAL COPIES. Questions relating to the procedure for making a Election or surrendering certificates, as well as requests for assistance or for additional copies of the Joint Proxy Statement/Prospectus or this Form of Election, may be directed to the Exchange Agent at the address set forth on the cover of this Form of Election or at 1-800-426-5523 (toll free).

14. MISCELLANEOUS. CTS reserves the absolute right, which it may assign in whole or in part to the Exchange Agent, to determine whether Forms of Election have been properly completed, signed and

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submitted or revoked and to disregard immaterial defects in Forms of Election.
The decision of CTS or the Exchange Agent in such matters shall be conclusive and binding.

    NONE OF CTS, SUB, DCA OR THE EXCHANGE AGENT WILL BE UNDER ANY OBLIGATION WHATSOEVER TO NOTIFY ANY PERSON OF ANY DEFECT IN A FORM OF ELECTION SUBMITTED TO THE EXCHANGE AGENT OR ANY OTHER IRREGULARITY IN CONNECTION WITH THE SUBMISSION OF A FORM OF ELECTION AND ACCOMPANYING DOCUMENTS, NOR WILL ANY OF THEM INCUR ANY LIABILITY FOR FAILURE TO GIVE SUCH NOTIFICATION. THE DCA SHARES OF A HOLDER COVERED BY THE SUBMISSION OF A FORM OF ELECTION THAT IS DETERMINED BY CTS OR THE EXCHANGE AGENT TO BE INVALID AND THAT IS NOT CORRECTED BY THE ELECTION DEADLINE WILL BE DEEMED BY CTS, PURSUANT TO THE MERGER AGREEMENT, TO BE CONVERTED INTO THE STOCK CONSIDERATION. ANY DISPUTE CONCERNING THE VALIDITY OR EFFECTIVENESS OF A FORM OF ELECTION (INCLUDING ANY DISPUTES INVOLVING THE INTERPRETATION OF THESE INSTRUCTIONS) WILL BE DETERMINED BY CTS, WHOSE DETERMINATION WILL BE CONCLUSIVE AND BINDING.

    PLEASE RETURN THIS FORM OF ELECTION AND YOUR CERTIFICATE(S) REPRESENTING DCA SHARES COVERED HEREBY TO THE EXCHANGE AGENT IN THE ENCLOSED ENVELOPE.

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